Servicer's Certificate
(Pursuant to Section 3.9 of the
Pooling and Servicing Agreement,
Dated May 31, 1997)

Banc One Auto Grantor Trust 1997-A

Interest Period July 20, 2001 through August 19, 2001

Collection Period July 1, 2001 through July 31, 2001

The undersigned officer of Bank One, National Association, pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of her knowledge and belief that the attached information is true and correct.

Signed by:	/s/ Tracie H. Klein Tracie H. Klein Vice President